 EXHIBIT 99.1
SECTION 906 CERTIFICATION

      The undersigned hereby certifies in his capacity as an officer of HANCOCK HOLDING COMPANY (the "Company") that the Quarterly Report of the Company on Form 10-Q for the periods ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such periods and the results of operations of the Company for such periods.

August 12, 2003                         By:  /s/ George A. Schloegel
-------------------                         ------------------------------
      Date                                    George A. Schloegel
                                              Vice-Chairman of the Board &
                                              Chief Executive Officer

      A signed original of this written statement required by Section 906 has been provided to Hancock Holding Company and will be retained by Hancock Holding Company and furnished to the Securities and Exchange Commission or its staff upon request.

SECTION 906 CERTIFICATION

      The undersigned hereby certifies in his capacity as an officer of HANCOCK HOLDING COMPANY (the "Company") that the Quarterly Report of the Company on Form 10-Q for the periods ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such periods and the results of operations of the Company for such periods.

August 12, 2003                         By:   /s/ Carl J. Chaney
-------------------                         ------------------------------
       Date                                   Carl J. Chaney
                                              Executive Vice President &
                                              Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to Hancock Holding Company and will be retained by Hancock Holding Company and furnished to the Securities and Exchange Commission or its staff upon request.